GLVEY-STATSUP-1

Statutory Prospectus Supplement dated May 5, 2017

The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Funds listed below:

Invesco Alternative Strategies Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Multi-Asset Inflation Fund

Invesco Quality Income Fund

Invesco Small Cap Growth Fund

The changes below are with respect to Invesco Global Low Volatility Equity Yield Fund only.

The MSCI World 100% Hedged to USD IndexSM (Net) (the style specific benchmark) listed in the Average Annual Total Returns table under the heading “Fund Summary – Performance Information” is hereby replaced with the following:

“Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Custom Invesco Global Low Volatility Equity Yield Index (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	7.51	10.41	3.83”

The following information is added under the heading “Benchmark Descriptions”:

“The Custom Invesco Global Low Volatility Equity Yield Index is composed of the performance of the MSCI World Index (Net) through February 23, 2017 and the performance of the MSCI World 100% Hedged to USD Index (Net) thereafter.”

GLVEY STATSUP-1